Exhibit 99.2

Supplemental Information
For the three and nine months ended September 30, 2011 and 2010

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2011 and 2010

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 12
Joint Venture Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Scottsdale Quarter Update	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$39,849	$1,540	$41,389	$37,420	$1,480	$38,900
Percentage rents	1,650	-	1,650	1,391	-	1,391
Tenant reimbursements	19,284	431	19,715	18,935	396	19,331
Outparcel sale	1,050	-	1,050	-	-	-
Other (see components on page 3)	5,105	-	5,105	5,178	12	5,190
Total Revenues	66,938	1,971	68,909	62,924	1,888	64,812

Expenses:
Property operating expenses	(14,819)	(211)	(15,030)	(13,762)	(209)	(13,971)
Real estate taxes	(8,232)	(225)	(8,457)	(7,681)	(226)	(7,907)
Total recoverable expenses	(23,051)	(436)	(23,487)	(21,443)	(435)	(21,878)
Provision for doubtful accounts	(341)	87	(254)	(911)	(25)	(936)
Other operating expenses (see components on page 4)	(2,630)	(34)	(2,664)	(3,431)	(2)	(3,433)
Costs related to the sale of an outparcel	(499)	-	(499)	-	-	-
Real estate depreciation and amortization	(17,649)	(263)	(17,912)	(15,273)	(347)	(15,620)
Non-real estate depreciation and amortization	(543)	-	(543)	(552)	-	(552)
General and administrative	(5,398)	(16)	(5,414)	(4,640)	(8)	(4,648)
Total Expenses	(50,111)	(662)	(50,773)	(46,250)	(817)	(47,067)

Operating Income	16,827	1,309	18,136	16,674	1,071	17,745

Interest income	355	-	355	301	1	302
Interest expense	(15,804)	(784)	(16,588)	(16,074)	(786)	(16,860)
Loan fee amortization	(1,141)	(21)	(1,162)	(1,609)	(27)	(1,636)
Equity in income (loss) of unconsolidated real estate entities, net	618	-	618	(70)	-	(70)
Income (loss) from continuing operations	855	504	1,359	(778)	259	(519)
Discontinued Operations:
Income from operations	504	(504)	-	259	(259)	-
Net income (loss)	1,359	-	1,359	(519)	-	(519)
Allocation to noncontrolling interest	122	-	122	2,053	-	2,053

Net income attributable to Glimcher Realty Trust	1,481	-	1,481	1,534	-	1,534
Preferred stock dividends	(6,137)	-	(6,137)	(6,137)	-	(6,137)
Net loss to common shareholders	$(4,656)	$-	$(4,656)	$(4,603)	$-	$(4,603)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$118,712	$4,621	$123,333	$120,967	$4,233	$125,200
Percentage rents	4,000	-	4,000	3,052	-	3,052
Tenant reimbursements	57,064	1,172	58,236	60,175	1,101	61,276
Outparcel sale	1,050	-	1,050	-	-	-
Other (see components on page 3)	15,045	3	15,048	14,890	88	14,978
Total Revenues	195,871	5,796	201,667	199,084	5,422	204,506

Expenses:
Property operating expenses	(43,062)	(566)	(43,628)	(43,129)	(656)	(43,785)
Real estate taxes	(23,866)	(678)	(24,544)	(24,096)	(682)	(24,778)
Total recoverable expenses	(66,928)	(1,244)	(68,172)	(67,225)	(1,338)	(68,563)
Provision for doubtful accounts	(1,990)	(99)	(2,089)	(3,443)	(48)	(3,491)
Other operating expenses (see components on page 4)	(7,860)	(132)	(7,992)	(9,975)	(79)	(10,054)
Costs related to the sale of an outparcel	(499)	-	(499)	-	-	-
Real estate depreciation and amortization	(49,757)	(1,044)	(50,801)	(50,120)	(1,038)	(51,158)
Non-real estate depreciation and amortization	(1,609)	-	(1,609)	(1,574)	-	(1,574)
General and administrative	(15,460)	(68)	(15,528)	(14,261)	(51)	(14,312)
Impairment loss	(8,995)	-	(8,995)	-	-	-
Total Expenses	(153,098)	(2,587)	(155,685)	(146,598)	(2,554)	(149,152)

Operating Income	42,773	3,209	45,982	52,486	2,868	55,354

Interest income	1,051	2	1,053	869	2	871
Interest expense	(48,520)	(2,333)	(50,853)	(52,857)	(2,204)	(55,061)
Loan fee amortization	(4,621)	(63)	(4,684)	(4,559)	(51)	(4,610)
Equity in loss of unconsolidated real estate entities, net	(7,018)	-	(7,018)	(438)	-	(438)
Loss from continuing operations	(16,335)	815	(15,520)	(4,499)	615	(3,884)
Discontinued Operations:
Loss on disposition of property	-	-	-	(215)	-	(215)
Income from operations	815	(815)	-	615	(615)	-
Net loss	(15,520)	-	(15,520)	(4,099)	-	(4,099)
Allocation to noncontrolling interests	922	-	922	5,038	-	5,038
Net (loss) income attributable to Glimcher Realty Trust	(14,598)	-	(14,598)	939	-	939
Preferred stock dividends	(18,411)	-	(18,411)	(16,099)	-	(16,099)
Net loss to common shareholders	$(33,009)	$-	$(33,009)	$(15,160)	$-	$(15,160)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended September 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$38,611	$1,558	$40,169	$36,851	$1,503	$38,354
Termination income	257	-	257	148	-	148
Straight-line rents	981	(18)	963	421	(23)	398
Total Minimum Rents	$39,849	$1,540	$41,389	$37,420	$1,480	$38,900

Components of Other Revenue:
Fee and service income	$2,184	$-	$2,184	$1,847	$-	$1,847
Specialty leasing and sponsorship income	2,275	-	2,275	2,417	12	2,429
Other	646	-	646	914	-	914
Total Other Revenue	$5,105	$-	$5,105	$5,178	$12	$5,190

	Nine Months Ended September 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$115,318	$4,637	$119,955	$119,549	$4,315	$123,864
Termination income	881	-	881	740	-	740
Straight-line rents	2,513	(16)	2,497	678	(82)	596
Total Minimum Rents	$118,712	$4,621	$123,333	$120,967	$4,233	$125,200

Components of Other Revenue:
Fee and service income	$6,256	$-	$6,256	$4,174	$-	$4,174
Specialty leasing and sponsorship income	6,323	3	6,326	6,702	24	6,726
Other (1)	2,466	-	2,466	4,014	64	4,078
Total Other Revenue	$15,045	$3	$15,048	$14,890	$88	$14,978

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the nine months ended September 30, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and WestShore Plaza. This gain is excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended September 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$1,070	$-	$1,070	$944	$-	$944
Discontinued development write-offs	27	-	27	-	-	-
Specialty leasing costs	491	-	491	438	-	438
Scottsdale ground lease	-	-	-	772	-	772
Other	1,042	34	1,076	1,277	2	1,279
Total Other Operating Expenses	$2,630	$34	$2,664	$3,431	$2	$3,433

	Nine Months Ended September 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$3,201	$-	$3,201	$2,147	$-	$2,147
Discontinued development write offs	27	-	27	230	-	230
Specialty leasing costs	1,478	-	1,478	1,290	-	1,290
Scottsdale ground lease	-	-	-	2,551	-	2,551
Other	3,154	132	3,286	3,757	79	3,836
Total Other Operating Expenses	$7,860	$132	$7,992	$9,975	$79	$10,054

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2011		For the Three Months Ended September 30, 2010
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$32,334	$11,333	$19,645	$8,709
Operating expenses	(15,961)	(5,534)	(9,445)	(4,324)
Net operating income	16,373	5,799	10,200	4,385
Depreciation and amortization	(8,853)	(3,017)	(5,968)	(2,639)
Other expenses, net	(54)	(22)	(3)	(2)
Interest expense, net	(6,058)	(2,138)	(4,130)	(1,810)
Net income (loss)	1,408	622	99	(66)
Preferred dividend	(8)	(4)	(8)	(4)
Net income available to partnership	$1,400	$618	$91	$(70)

GPLP's share of income (loss) from investment in unconsolidated entities	$618		$(70)

	For the Nine Months Ended September 30, 2011		For the Nine Months Ended September 30, 2010
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$94,141	$33,202	$47,261	$21,509
Operating expenses	(46,055)	(16,015)	(23,210)	(10,894)
Net operating income	48,086	17,187	24,051	10,615
Depreciation and amortization	(28,099)	(9,732)	(14,025)	(6,372)
Other expenses, net	(257)	(100)	(5)	(3)
Interest expense, net	(18,263)	(6,484)	(10,316)	(4,666)
Impairment loss	(15,149)	(7,877)	-	-
Net loss	(13,682)	(7,006)	(295)	(426)
Preferred dividend	(23)	(12)	(23)	(12)
Net loss to partnership	$(13,705)	$(7,018)	$(318)	$(438)

GPLP's share of loss from investment in unconsolidated entities	$(7,018)		$(438)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2011				2010
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net loss to common shareholders	$(5,977)	$(22,376)	$(4,656)	$(33,009)	$(3,647)	$(6,910)	$(4,603)	$(1,223)	$(16,383)
Real estate depreciation and amortization	16,145	16,744	17,912	50,801	19,697	15,841	15,620	16,390	67,548
Partners share of consolidated joint venture depreciation	-	-	-	-	(350)	(410)	(484)	(93)	(1,337)
Equity in (income) loss of unconsolidated entities	(265)	7,901	(618)	7,018	424	(56)	70	(469)	(31)
Pro-rata share of unconsolidated entities funds from operations	3,484	(4,462)	3,614	2,636	723	2,589	2,533	3,486	9,331
Noncontrolling interest in operating partnership	(182)	(618)	(122)	(922)	(160)	(298)	(179)	(54)	(691)
Gain on disposition of properties, net	-	-	-	-	(332)	-	-	-	(332)
FFO	$13,205	$(2,811)	$16,130	$26,524	$16,355	$10,756	$12,957	$18,037	$58,105

Adjusted Funds from Operations:
FFO	$13,205	$(2,811)	$16,130	$26,524	$16,355	$10,756	$12,957	$18,037	$58,105
Add back: impairment adjustments (1)	-	16,872	-	16,872	-	-	-	-	-
Add back: swap termination fees	819	-	-	819	-	-	-	-	-
Add back: related deferred fees and defeasance charges	729	739	-	1,468	-	1,070	-	-	1,070
Adjusted Funds from Operations	$14,753	$14,800	$16,130	$45,683	$16,355	$11,826	$12,957	$18,037	$59,175

Weighted average common shares outstanding - diluted (2)	101,562	105,753	110,668	106,051	71,958	72,225	83,235	88,360	78,997

FFO per diluted share	$0.13	$(0.03)	$0.15	$0.25	$0.23	$0.15	$0.16	$0.20	$0.74
Adjustments: write-off of deferred loan fees, defeasance charges, impairments, and swap termination fees	0.02	0.17	-	0.18	-	0.01	-	-	0.01
Adjusted FFO per diluted share	$0.15	$0.14	$0.15	$0.43	$0.23	$0.16	$0.16	$0.20	$0.75

	2011				2010
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.3000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	68.8%	71.5%	68.6%	69.6%	44.0%	61.1%	64.2%	49.0%	53.4%

	2011				2010
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,088	$1,247	$1,091	$3,426	$1,034	$1,274	$898	$971	$4,177
Straight-line adjustment as an increase (decrease) to FFO	$734	$800	$963	$2,497	$(334)	$(106)	$129	$125	$(186)
Fair value of debt amortized as an (increase) reduction to interest expense	$(65)	$(66)	$(65)	$(196)	$113	$(66)	$(65)	$(65)	$(83)
Intangible and inducement amortization as a net (decrease) increase to base rents (continuing and discontinued operations)	$(53)	$(95)	$(387)	$(535)	$135	$74	$51	$(44)	$216
Discontinued development write-off's	$-	$-	$27	$27	$227	$3	$-	$11	$241

(1) Amount includes Company's pro-rata share of an impairment charge of $7,877 related to its investment in unconsolidated entities.
(2) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2011				2010
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$223	$(15,328)	$1,400	$(13,705)	$(802)	$393	$91	$359	$41
Real estate depreciation and amortization	9,388	9,735	8,808	27,931	2,256	5,695	5,891	8,221	22,063
FFO	$9,611	$(5,593)	$10,208	$14,226	$1,454	$6,088	$5,982	$8,580	$22,104

Pro-rata share of unconsolidated entities funds from operations	$3,484	$(4,462)	$3,614	$2,636	$723	$2,589	$2,533	$3,486	$9,331

Adjusted Funds from Operations (pro-rata share of unconsolidated entities):
Impairment loss	$-	$7,877	$-	$7,877	$-	$-	$-	$-	$-
Adjusted Funds from Operations	$3,484	$3,415	$3,614	$10,513	$723	$2,589	$2,533	$3,486	$9,331

	2011				2010
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as an increase (decrease) to base rent	$104	$(68)	$100	$136	$19	$(67)	$(39)	$35	$(52)
Intangible amortization as an increase to minimum rents	$340	$334	$327	$1,001	$191	$325	$233	$310	$1,059
Straight-line adjustment - ground lease expense	$(124)	$(125)	$(124)	$(373)	$-	$-	$-	$(81)	$(81)
Impairment loss	$-	$(7,877)	$-	$(7,877)	$-	$-	$-	$-	$-
Loan fee amortization	$(77)	$(78)	$(78)	$(233)	$(93)	$(91)	$(61)	$(72)	$(317)

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2011				2010
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$160	$(16,239)	$1,481	$(14,598)	$712	$(1,307)	$1,534	$4,914	$5,853
Interest expense (continuing and discontinued operations)	16,737	17,528	16,588	50,853	20,077	18,124	16,860	17,285	72,346
Loan fee amortization (continuing and discontinued operations)	2,159	1,363	1,162	4,684	979	1,995	1,636	1,878	6,488
Taxes (continuing and discontinued operations)	266	261	219	746	449	497	588	377	1,911
Depreciation and amortization (continuing and discontinued operations)	16,667	17,288	18,455	52,410	20,201	16,359	16,172	16,811	69,543
EBITDA	35,989	20,201	37,905	94,095	42,418	35,668	36,790	41,265	156,141
Allocation to noncontrolling interest	(182)	(618)	(122)	(922)	(1,306)	(1,679)	(2,053)	(435)	(5,473)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	5,488	13,535	5,181	24,204	2,107	4,491	4,455	5,360	16,413
Impairment loss	-	8,995	-	8,995	-	-	-	-	-
Gain on disposition of properties, net	-	-	-	-	(332)	-	-	-	(332)
Adjusted EBITDA	$41,295	$42,113	$42,964	$126,372	$42,887	$38,480	$39,192	$46,190	$166,749

Operating Ratios:
General and administrative / total revenues	7.7%	7.9%	8.1%	7.9%	6.6%	7.7%	7.4%	7.4%	7.1%
Tenant reimbursements / (real estate taxes + property operating expenses)	86.8%	85.4%	83.7%	85.3%	89.9%	90.2%	88.3%	88.0%	89.0%

Earnings per Share:
Weighted average common shares outstanding - basic	98,234	102,406	107,444	102,752	68,782	68,926	79,967	85,050	75,738
Weighted average common shares outstanding - diluted	101,220	105,351	110,252	105,664	71,768	71,912	82,953	88,036	78,724

Loss per share - basic	$(0.06)	$(0.22)	$(0.04)	$(0.32)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

Loss per share - diluted	$(0.06)	$(0.22)	$(0.04)	$(0.32)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2011			2010
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$258,133	$296,150	$281,445	$250,408
Buildings, improvements and equipment	1,676,961	1,775,431	1,755,391	1,657,154
Developments in progress	199,673	62,555	56,052	210,797
	2,134,767	2,134,136	2,092,888	2,118,359
Less accumulated depreciation	601,729	616,686	618,752	588,351
Property and equipment, net	1,533,038	1,517,450	1,474,136	1,530,008

Deferred leasing costs, net	20,009	21,052	21,038	19,997
Real estate assets held-for-sale	-	-	47,813	-
Investment in and advances to unconsolidated real estate entities	136,763	126,492	125,229	138,194
Investment in real estate, net	1,689,810	1,664,994	1,668,216	1,688,199

Cash and cash equivalents	7,200	6,688	6,123	9,245
Non-real estate assets associated with property held-for-sale	-	-	4,507	-
Restricted cash	14,886	25,031	20,969	17,037
Tenant accounts receivable, net	20,729	20,989	21,763	25,342
Deferred expenses, net	15,251	15,183	13,286	14,828
Prepaid and other assets	39,758	41,257	38,569	37,697
Total Assets	$1,787,634	$1,774,142	$1,773,433	$1,792,348

Liabilities and Equity:
Mortgage notes payable	$1,140,644	$1,159,262	$1,110,067	$1,243,759
Mortgage note payable associated with property held-for-sale	-	-	45,326	-
Notes payable	156,052	92,000	102,000	153,553
Other liabilities associated with property held-for-sale	-	-	1,267	-
Accounts payable and accrued expenses	39,798	37,550	42,585	48,328
Distributions payable	16,425	17,142	17,165	14,941
Total Liabilities	1,352,919	1,305,954	1,318,410	1,460,581

Equity:
Series F cumulative preferred shares	60,000	60,000	60,000	60,000
Series G cumulative preferred shares	222,074	222,074	222,074	222,074
Common shares of beneficial interest	999	1,072	1,075	851
Additional paid-in capital	877,682	942,892	945,574	763,951
Distributions in excess of accumulated earnings	(734,495)	(767,586)	(782,992)	(718,529)
Accumulated other comprehensive loss	(1,363)	(576)	(500)	(3,707)
Total Glimcher Realty Trust Shareholders' Equity	424,897	457,876	445,231	324,640
Noncontrolling interest	9,818	10,312	9,792	7,127
Total equity	434,715	468,188	455,023	331,767
Total Liabilities and Equity	$1,787,634	$1,774,142	$1,773,433	$1,792,348

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2011				2010
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$9.25	$9.50	$7.08	$7.08	$5.07	$5.98	$6.15	$8.40

Market Capitalization Ratio:
Common shares outstanding	99,895	107,158	107,489	107,489	68,914	68,937	85,044	85,053
Operating partnership units outstanding	2,986	2,889	2,789	2,789	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	102,881	110,047	110,278	110,278	71,900	71,923	88,030	88,039

Valuation - Common shares and operating partnership units outstanding	$951,649	$1,045,447	$780,768	$780,768	$364,533	$430,100	$541,385	$739,528
Preferred shares	282,074	282,074	282,074	282,074	210,000	282,174	282,174	282,074
Total wholly-owned debt (end of period)	1,296,696	1,251,262	1,257,393	1,257,393	1,238,091	1,185,211	1,207,974	1,397,312
Total market capitalization	$2,530,419	$2,578,783	$2,320,235	$2,320,235	$1,812,624	$1,897,485	$2,031,533	$2,418,914

Debt / Market capitalization	51.2%	48.5%	54.2%	54.2%	68.3%	62.5%	59.5%	57.8%
Debt / Market capitalization including pro-rata share of joint ventures	54.1%	51.5%	57.1%	57.1%	71.3%	65.9%	62.9%	60.4%

	Facility	2011
Credit Facility Debt Covenant Requirements:(1)	Requirements	Sept. 30
Maximum Corporate Debt to Total Asset Value	60.0%	51.1%
Minimum Interest Coverage Ratio	1.75x	2.26x
Minimum Fixed Charge Coverage Ratio	1.35x	1.46x
Maximum Recourse Debt	12.5%	4.2%

(1) Covenant requirement for the credit facility after the October 2011 amendment.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sept. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Initial/Final
Fixed Rate	2011	2010	2011	2010	Terms	Terms	at Maturity	Maturity
Scottsdale Phase III Land (Senior Loan)	$12,500	$12,500	5.50%	5.50%		(b)	$12,500	November 5, 2011
Scottsdale Phase III Land (Junior Loan)	3,500	3,500	6.00%	6.00%		(b)	$3,500	November 5, 2011
Dayton Mall	50,856	51,789	8.27%	8.27%	(h)	(a)	$49,864	(d)
Polaris Fashion Place	129,342	131,581	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens	144,689	147,138	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	100,105	101,709	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	54,623	55,518	7.54%	7.54%	(h)	(a)	$49,969	(e)
Merritt Square Mall	56,254	56,815	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	69,088	69,838	4.91%	4.91%		(a)	$64,577	October 1, 2015
River Valley Mall	48,274	48,784	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	41,535	41,958	5.87%	5.87%		(a)	$38,057	December 11, 2016
Polaris Towne Center (j)	45,326	45,680	6.76%	6.76%		(a)	$39,934	April 1, 2020
The Mall at Johnson City	54,298	54,706	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	44,413	44,799	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	41,983	-	4.90%			(a)	$34,569	July 6, 2021
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	975,786	945,315
Variable Rate
Colonial Park Mall	40,000	40,000	3.40%	3.54%	(f)	(b)	$40,000	April 23, 2012
Scottsdale Quarter	140,633	138,179	2.85%	5.94%	(g)	(b)	$140,633	May 29, 2012
	180,633	178,179
Other
Fair Value Adjustment - Merritt Square Mall	(1,026)	(1,223)
Extinguished Debt	-	121,488		(i)

Total Mortgage Notes Payable	$1,155,393	$1,243,759

(a) The loan requires monthly payments of principal and interest.
(b) The loan requires monthly payments of interest only.
(c) The loan requires semi-annual payments of interest.
(d) The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(e) The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(f) Interest rate of LIBOR plus 300 basis points. $30 million has been fixed through a swap agreement at a rate of 3.64% at December 31, 2010 and 3.45% at September 30, 2011.
(g)   Interest rate of LIBOR plus 250 basis points.  The full loan amount was fixed through a swap agreement at a rate of 5.94% at December 31, 2010 and $125 million was fixed through a swap agreement at a rate of 2.86% at September 30, 2011.

(h) Interest rate escalates after optional prepayment date.
(i) Interest rates ranging from 3.76% to 7.25% at December 31, 2010.
(j) Mortgage note payable associated with a property held-for-sale.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments - Assumes Exercise of Extension Options (c)
Description	Maturity	Option	Rate	9/30/2011	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Scottsdale Phase III Land (Senior Loan)	11/2011		5.50%	$12,500	$12,500
Scottsdale Phase III Land (Junior Loan)	11/2011		6.00%	3,500	3,500
Colonial Park Mall (d)	04/2012	04/2013	3.40%	40,000	-	$-	$40,000
Scottsdale Quarter (a)	05/2012	05/2013	2.85%	140,633	-	-	140,633
Dayton Mall	07/2012		8.27%	50,856	327	50,529
Polaris Fashion Place	04/2013		5.24%	129,342	772	3,155	125,415
Jersey Gardens	06/2014		4.83%	144,689	843	3,437	3,629	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	100,105	555	2,265	2,409	94,876
Supermall of the Great Northwest	02/2015		7.54%	54,623	313	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	56,254	195	790	842	889	53,538
Scottsdale Quarter Fee Interest	10/2015		4.91%	69,088	259	1,052	1,115	1,171	65,491
River Valley Mall	01/2016		5.65%	48,274	177	719	770	815	863	$44,930
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	60,000
Eastland Mall	12/2016		5.87%	41,535	147	597	641	680	722	38,748
Polaris Towne Center (e)	04/2020		6.76%	45,326	121	489	533	571	611	646	$42,355
The Mall at Johnson City	05/2020		6.76%	54,298	144	581	633	677	726	766	50,771
Grand Central Mall	07/2020		6.05%	44,413	135	547	589	626	665	700	41,151
Ashland Town Center	07/2021		4.90%	41,983	150	609	646	679	714	744	38,441
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(1,026)	(65)	(262)	(262)	(262)	(175)

Subtotal (b)				1,155,393	20,073	65,800	318,999	239,019	173,250	146,534	191,718

Credit Facility	12/2011	12/2013	3.79%	102,000	-	-	102,000

Total Wholly Owned Maturities				$1,257,393	$20,073	$65,800	$420,999	$239,019	$173,250	$146,534	$191,718

Total Joint Venture Maturities (pro-rata share)				$158,408	$3,032	$73,102	$47,360	$536	$34,378	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,415,801	$23,105	$138,902	$468,359	$239,555	$207,628	$146,534	$191,718

(a) $125 million of the loan has been fixed through an interest rate swap agreement and the remaining $15.6 million incurs interest at a rate of LIBOR plus 250 basis points.
 (b)  Weighted Average interest rate for the fixed rate mortgage debt was 5.4% as of September 30, 2011 with an initial weighted average maturity of 3.7 years when considering available extension options.

 (c)  Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(d) $30 million of the loan has been fixed through an interest rate swap agreement and the remaining $10 million incurs interest at a rate of LIBOR plus 300 basis points.
(e) Mortgage note payable associated with a property held-for-sale.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Balance	Principal Payments
Description	9/30/2011	Terms	Maturity	9/30/2011	2011	2012	2013	2014	2015

Fixed Rate Mortgages
Puente Hills Mall	2.74%	(a)	June 1, 2012	$44,424	$121	$44,303
WestShore Plaza	5.09%		September 9, 2012	86,723	513	86,210
Lloyd Center	5.42%		June 11, 2013	121,741	699	2,856	$118,186
Pearlridge Center	4.60%	(b)	November 1, 2015	175,000	-	-	431	$2,681	$171,888
Total Fixed Rate Mortgages				427,888	1,333	133,369	118,617	2,681	171,888

Variable Rate Mortgages
Tulsa Promenade (e)	5.25%	(c)	March 14, 2012	28,068	300	27,768	-	-	-
Town Square at Surprise	5.50%	(d)	October 1, 2011	4,653	4,653	-	-	-	-
Total Variable Rate Mortgages				32,721	4,953	27,768	-	-	-

Total Joint Venture Mortgages				$460,609	$6,286	$161,137	$118,617	$2,681	$171,888

Joint Venture Debt (Pro Rata Share)				$158,408	$3,032	$73,102	$47,360	$536	$34,378

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap.
(b) The loan requires monthly payments of interest only until November 2013.
(c)  Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however net cashflows from the property will also be used to reduce the principal balance on a quarterly basis.

(d)  Interest rate is the greater of 5.50% or LIBOR plus 4.00%.  The loan requires monthly payments of interest only. The Company is in discussions with the existing lender regarding an extension and modification of the existing loan.

(e) Mortgage note payable associated with a property held-for-sale.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2011 (2)	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Core Malls (3)
Mall Anchors	96.1%	96.1%	95.7%	95.7%	94.4%
Mall Non-Anchor	91.4%	89.7%	91.5%	92.8%	90.9%
Total Occupancy	94.3%	93.6%	94.1%	94.6%	93.2%

Mall Portfolio - excluding Joint Ventures (4)
Mall Anchors	94.7%	94.7%	94.6%	94.6%	92.7%
Mall Non-Anchor	91.0%	88.6%	90.8%	92.0%	90.9%
Total Occupancy	93.3%	92.4%	93.2%	93.6%	92.0%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2)   The Company placed the square footage for the completed phases of our Scottsdale Quarter project in service during the second quarter of 2011.  Excluding the impact of Scottsdale Quarter, mall non-anchor occupancy and total occupancy for core malls were 92.4% and 94.7% during the third quarter of 2011, respectively.

(3) Includes the Company's joint venture malls.
(4) Excludes mall properties that are held in joint ventures as of September 30, 2011.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the nine months ended September 30, 2011:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	132,823	20,050	152,873	$8.62	$24.28	$11.87
Mall Non-Anchor	268,776	539,256	808,032	$24.75	$33.08	$30.18

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and nine months ended September 30, 2011, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended September 30, 2011
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	-
Mall Non-Anchor	61,036	153,576	214,612	$24.41	$15.73	$34.95	$33.46	$31.96	$28.42	12%

Nine months ended September 30, 2011
Mall Anchors	-	20,050	20,050	$-	$-	$24.28	$23.00	$24.28	$23.00	6%
Mall Non-Anchor	122,146	404,260	526,406	$25.40	$18.21	$32.94	$32.23	$31.19	$28.98	8%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of September 30, 2011

TIER 1	Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Sept. 2011	Avg. Mall Store Sales PSF (1) Sept. 2010	Total Mall Occupancy 9/30/11	Total Mall Occupancy 9/30/10	% of Mall Portfolio NOI (2)
(Malls with sales productivity greater than $300 psf)	Ashland Town Center	Ashland, KY	>100	414,941
	Dayton Mall	Dayton, OH	61	1,417,138
	Eastland Mall	Columbus, OH	32	999,458
	Grand Central Mall	Parkersburg, WV	>100	846,189
	Jersey Gardens	Elizabeth, NJ	1	1,290,191
	Lloyd Center (JV)	Portland, OR	23	1,475,699
	Mall at Fairfield Commons	Dayton, OH	61	1,138,303
	Mall at Johnson City	Johnson City, TN	>100	569,259
	Merritt Square Mall	Merritt Island, FL	27	807,787
	Morgantown Mall	Morgantown, WV	>100	557,740
	Northtown Mall	Minneapolis, MN	16	694,347
	Pearlridge Center (JV)	Honolulu, HI	55	1,145,282
	Polaris Fashion Place	Columbus, OH	32	1,570,297
	Scottsdale Quarter	Scottsdale, AZ	12	520,572
	Weberstown Mall	Stockton, CA	78	857,755
	WestShore Plaza (JV)	Tampa, FL	19	1,071,713
				15,376,671	$445	$395	95.2%	94.2%	83%

TIER 2	Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Sept. 2011	Avg. Mall Store Sales PSF (1) Sept. 2010	Total Mall Occupancy 9/30/11	Total Mall Occupancy 9/30/10	% of Mall Portfolio NOI (2)
(Malls with moderate sales productivity)	Colonial Park Mall	Harrisburg, PA	96	740,974
	Indian Mound Mall	Columbus, OH	32	557,098
	New Towne Mall	New Philadelphia, OH	>100	512,260
	Puente Hills Mall (JV)	City of Industry, CA	2	1,097,598
	River Valley Mall	Columbus, OH	32	584,551
	Supermall of the Great NW	Seattle, WA	15	933,145
	Tulsa Promenade (JV)	Tulsa, OK	53	926,606
				5,352,232	$248	$243	91.6%	90.3%	17%

TOTAL MALL ASSETS				20,728,903	$396	$354	94.3%	93.2%

TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS				15,012,005	$403	$365	93.3%	92.0%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the nine months ended September 30, 2011.
Note: The Company's market dominant properties had sales of $496 and occupancy of 97.4% at September 30, 2011.  The Company's trade dominant malls had sales of $292  and occupancy of 91.5% at September 30, 2011.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2011

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	28	371,197	$5,510,821	2.4%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	44	202,988	4,993,777	2.2%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	43	177,547	4,531,058	2.0%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	34	63,494	4,266,008	1.9%
AMC Entertainment, Inc.		2	148,344	4,189,000	1.8%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center, Gymboree, Janie & Jack, Crazy 8	18	427,873	4,090,780	1.8%
Forever 21, Inc.		9	190,634	3,900,617	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	23	2,685,330	3,683,642	1.6%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.5%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.5%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,419	3,108,545	1.4%
American Eagle Outfitters, Inc.	aerie, American Eagle	17	103,846	2,722,930	1.2%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	35	85,534	2,604,409	1.1%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	28	27,543	2,480,865	1.1%
Saks, Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.0%
Finish Line, Inc.	Finish Line, Man Alive	19	105,153	2,305,915	1.0%

Total tenants representing > 1.0%		381	7,902,934	$57,643,526	25.2%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2011

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	44	202,988	$4,993,777	2.3%
Foot Locker, Inc.	43	177,547	$4,531,058	2.1%
Signet Jewelers, Ltd.	33	57,714	$4,169,419	1.9%
Gap, Inc.	24	291,188	$4,002,215	1.8%
Genesco, Inc.	49	76,419	$3,108,545	1.4%
American Eagle Outfitters, Inc.	17	103,846	$2,722,930	1.3%
Luxottica Group	35	85,534	$2,604,409	1.2%
Zale Corp.	28	27,543	$2,480,865	1.1%
Finish Line, Inc.	19	105,153	$2,305,915	1.1%
Aeropostale	23	81,872	$2,137,301	1.0%

Mall Anchors (ranked by total GLA)

			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	18	2,498,188	$2,538,973	12.1%
Macy's, Inc.	10	1,843,944	$658,630	8.9%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.9%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,502,419	5.4%
Dillard's	3	522,967	$-	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,274,262	1.9%
Saks, Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$-	0.9%
Dick's Sporting Goods, Inc.	3	179,000	$1,539,000	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2011

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Non-Anchor	Annualized
		Anchor	Non-Anchor	Total	GLA	Anchor	Non-Anchor	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2011	240	55,498	449,102	504,600	2.5%	$715,074	$11,101,065	$11,816,139	$12.88	$28.71	5.2%
2012	548	410,757	1,382,999	1,793,756	8.8%	3,338,039	26,312,334	29,650,373	$8.13	$22.51	13.1%
2013	373	876,154	1,005,589	1,881,743	9.3%	2,586,077	21,810,148	24,396,225	$2.95	$26.08	10.8%
2014	300	1,110,900	713,598	1,824,498	9.0%	7,531,855	19,156,312	26,688,167	$6.78	$30.32	11.8%
2015	232	1,426,721	792,299	2,219,020	10.9%	9,170,034	18,464,483	27,634,517	$7.18	$26.80	12.2%
Thereafter	843	8,801,483	3,257,084	12,058,567	59.5%	31,771,321	74,825,107	106,596,428	$7.51	$25.94	46.9%
	2,536	12,681,513	7,600,671	20,282,184	100.0%	$55,112,400	$171,669,449	$226,781,849	$6.92	$26.02	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2011			Three months ended September 30, 2010

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2011	Share	Total	2010	Share	Total
Development projects	$3,955	$-	$3,955	$102,658	$-	$102,658

Redevelopment projects	$2,386	$1	$2,387	$4	$13	$17

Renovation with no incremental GLA	$1,862	$8	$1,870	$203	$-	$203

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$257	$526	$783	$2,717	$256	$2,973
Non-anchor stores	2,947	1,129	4,076	3,552	27	3,579
Operational capital expenditures	2,103	234	2,337	917	212	1,129
Total Property Capital Expenditures	$5,307	$1,889	$7,196	$7,186	$495	$7,681

	Nine months ended September 30, 2011			Nine months ended September 30, 2010

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2011	Share	Total	2010	Share	Total
Development projects	$16,157	$-	$16,157	$111,305	$-	$111,305

Redevelopment projects	$3,579	$30	$3,609	$3,446	$16	$3,462

Renovation with no incremental GLA	$2,248	$23	$2,271	$395	$5	$400

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,892	$657	$2,549	$5,648	$1,317	$6,965
Non-anchor stores	8,040	1,691	9,731	6,913	139	7,052
Operational capital expenditures	3,834	665	4,499	3,460	321	3,781
Total Property Capital Expenditures	$13,766	$3,013	$16,779	$16,021	$1,777	$17,798

Scottsdale Quarter Update
(dollars in thousands)

Investment Update:	Total Project Costs (1)		Project Costs Incurred thru 9/30/2011 (1)	Stabilized Yield

Scottsdale Quarter:
Scottsdale, Arizona
Development of new retail/office lifestyle
center (530,000 square feet for Phase I/ II)
	Range
Phase I / II	Low	High
Hard Costs	$229,000	$234,000	$229,275
Land Purchase	96,000	96,000	96,000
Noncontrolling Partner Interest	(10,000)	(10,000)	(10,000)
	$315,000	$320,000	$315,275	6.5% - 7.0%

Occupancy Update:		9/30/2011
Office		90%
Retail		73%
Total		79%

Leasing Update:
Phase I/II square footage is approximately 90% addressed for both retail and office. The leases that are addressed include signed leases, letters of intent and leases out for signature.

(1)   Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions, ground lease payments prior to land purchase in September 2010 and the cost of the land. Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Estimated yield of project is subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.